SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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	Filed by a Party other than the Registrant	[ ]

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
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Fidelity Hastings Street Trust
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FIDELITY DISCOVERY FUND
A FUND OF
FIDELITY HASTINGS STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-3198

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Fidelity Discovery Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Discovery Fund (the fund), will be held at an office of Fidelity Hastings Street Trust (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on January 17, 2007, at 9:45 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To approve a change in the performance adjustment index for Fidelity Discovery Fund.

2. To authorize the Trustees to change the performance adjustment index for Fidelity Discovery Fund in the future without a shareholder vote.

The Board of Trustees has fixed the close of business on November 20, 2006 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

ERIC D. ROITER Secretary

November 20, 2006

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the shaded box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY HASTINGS STREET TRUST:
FIDELITY DISCOVERY FUND

TO BE HELD ON JANUARY 17, 2007

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Hastings Street Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Discovery Fund (the fund) and at any adjournments thereof (the Meeting), to be held on January 17, 2007 at 9:45 a.m. ET at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about November 20, 2006. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the fund at an anticipated cost of approximately $____. The fund may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $_____.

If the fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the fund.

The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMR, the fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to the fund, is One Federal Street, Boston, Massachusetts 02110. The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL, England; Fidelity Research & Analysis Company (FRAC) (formerly known as Fidelity Management & Research (Far East) Inc. (FMR Far East)), located at 82 Devonshire Street, Boston, Massachusetts 02109; Fidelity Investments Japan Limited (FIJ), located at Shiroyama JT Mori Building, 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan; Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London, England EC4M5TA are also sub-advisers to the fund.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

On September 30, 2006 there were ________ shares of the fund issued and outstanding.

[To the knowledge of the trust, substantial (5% or more) [record] [or] [beneficial] ownership of the fund on September 30, 2006 was as follows:]

To the knowledge of the trust, no [ other] shareholder owned of record or beneficially more than 5% of the outstanding shares of the fund on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on November 20, 2006 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact Fidelity at 1-800-544-8544. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

For a free copy of the fund's annual report for the fiscal year ended June 30, 2006 call 1-800-544-3198, log-on to www.fidelity.com, or write to Fidelity Distributors Corporation (FDC) at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposals 1 and 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each Proposal, votes to ABSTAIN and broker non-votes, if applicable, will have the same effect as votes cast AGAINST the Proposal.

Proposals 1 and 2. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY DISCOVERY FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 1. As described in Proposal 1, the Amended Contract changes the performance benchmark used to determine a portion of the management fee that FMR receives from the fund for managing its investments and business affairs. The fund currently pays a management fee linked to the fund's performance with respect to the Standard & Poor's 500SM  Index (S&P 500®). The Trustees recommend that the fee be tied instead to the fund's performance with respect to the Russell 3000® Growth Index.

As described in Proposal 2, the Amended Contract also modifies another provision of the fund's existing management contract with FMR (the Present Contract). Under the Present Contract, shareholders generally have the right to vote on any changes to the index used to calculate the fund's performance adjustment (the Performance Adjustment Index). The Amended Contract gives the Board of Trustees broader authority to designate an alternative Performance Adjustment Index without shareholder vote, subject to the requirements of the 1940 Act and the Investment Advisers Act of 1940.

In addition to these modifications discussed in more detail below, other non-material changes to the Amended Contract are proposed (see Exhibit 1). The changes are intended to clarify certain language in the Present Contract. If at least one of the proposals is approved by shareholders, these non-material changes will be included in the Amended Contract.

The fund's current investment objective is to seek capital appreciation, which allows the fund to invest in either "growth" stocks or "value" stocks or both. The fund's investments have emphasized both growth and value stocks at various times throughout its history. FMR proposes that the fund adopt a growth style orientation in place of its current flexible mandate. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than the broad market represented by the S&P 500. The Board of Trustees and FMR believe that adoption of a growth orientation for the fund, in place of its current flexible mandate, would be in shareholders' interests. Although changing the investment policies to focus on growth-oriented companies does not require a shareholder vote because the fund's investment policies are non-fundamental, the fund will do so only if shareholders approve Proposal 1.

If Proposal 1 is approved by shareholders, the Board of Trustees and FMR intend to change language in the prospectus to more closely reflect a policy of investing in growth stocks. As shown below, these changes would delete prospectus language referring to undervalued companies and similar opportunities and add language discussing growth stocks. Additions are underlined and deletions are struck through. The proposed changes to the fund's investment strategy described in the "Investment Details" section of the fund's prospectus are as follows:

~~FMR invests the fund's assets in securities of companies whose value it believes is not fully recognized by the public. The types of companies in which the fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch. a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have fallen temporarily out of favor for reasons that are considered non-recurring or short term; and companies that are undervalued in relation to securities of other companies in the same industry.~~

~~FMR is not constrained to any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types.~~

FMR invests the fund's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue.

Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/booking (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

In addition, if shareholders approve Proposal 1, FMR intends to change the fund's name to Fidelity Growth Discovery Fund, and is likely to appoint a new portfolio manager for the fund.

Present and Amended Contracts. FMR is the fund's investment advisor pursuant to the Present Contract dated July 1, 2001, which was approved by shareholders on June 13, 2001. (For information on FMR, see the section entitled "Activities and Management of FMR," on page __.) A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 1 on page __. Except for these modifications and for non-material changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract for Fidelity Discovery Fund," on page __.) If approved by shareholders, the Amended contract will take effect on the first day of the month following approval and will remain in effect through July 31, 2007, and thereafter, only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 2007, and thereafter only as its continuance is approved at least annually as described above.

As summarized below, shareholders are being asked to approve two proposals to amend the Present Contract.

Proposal 1. TO APPROVE A change in the performance adjustment index for FIDELITY DISCOVERY fund.

The Amended Contract modifies section 3 of the Present Contract to prospectively change the index used to calculate the fund's Performance Adjustment from the S&P 500 (the Current Index) to the Russell 3000 Growth Index (the Proposed Index). FMR proposes to change the fund's Performance Adjustment Index to make it conform more closely to the fund's proposed growth-oriented investment strategy.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee Rate is the sum of a Group Fee Rate, which declines as FMR's fund assets under management increases, and a fixed individual fund fee rate of 0.30%. The Basic Fee Rate for the fund's fiscal year ended June 30, 2006 (not including the fee amendments discussed below) was 0.57%.

The Performance Adjustment is a positive or negative dollar amount applied to the Basic Fee, and is based on the fund's performance and assets over for the most recent 36 months. If the fund outperforms its current comparative index, the Current Index, over 36 months, FMR receives a positive Performance Adjustment, which increases the management fee. If the fund underperforms the Current Index, FMR's management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month period. The Performance Adjustment rate is 0.02% for each percentage point (the performance of the fund and the Current Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20%. Under the Present Contract, FMR received a negative Performance Adjustment for the fund's fiscal year ended June 30, 2006, which equaled (0.25)% of the fund's average net assets for the year.

Effects of Proposed Amendments to the Present Management Contract. As explained above, if the proposal is approved, the fund will adopt a growth investment strategy, and FMR will use a different benchmark to determine a portion of its management fee. To the extent that a fund's performance benchmark represents its "neutral" investment position (or its universe), a benchmark change could change the fund's investment characteristics. If the proposal is approved, the fund will move from a benchmark designed as a broad measure of the performance of the overall U.S. stock market (including both value and growth stocks) to one with a narrower focus on growth stocks of large and mid-sized growth companies. FMR believes the Proposed Index will conform more closely to the the fund's proposed growth-oriented investment strategies.

The financial impact of the proposed management fee is summarized briefly in the following paragraphs. The changes are discussed in more detail in the remainder of the proposal.

Financial Impact of Proposed Change in Performance Adjustment. Because the change will be implemented prospectively, the future impact on management fees will depend on the fund's future performance relative to the Proposed Index. However, the past performance of the Proposed Index and the fund can be used to show what the impact would have been on management fees for fiscal 2006 (12 months ended June 30, 2006) and the more recent 12-month period ended September 30, 2006 if the Proposed Index had been the fund's Performance Adjustment Index. For this purpose, the performance of the Proposed Index was substituted for the performance of the Current Index for the rolling 36-month performance periods ended during the fiscal year and more recent 12-month period. (Under the terms of the Amended Contract, the proposed change in the fund's Performance Adjustment Index will actually occur on a gradual basis over the 36-month period following shareholder approval of the Amended Contract. See "Implementation of the Change in Performance Adjustment Index" on page __ for details.)

For fiscal 2006, the negative Performance Adjustment using the Current Index totaled (0.2541%) of the fund's average net assets. For fiscal 2006, the negative Performance Adjustment using the Proposed Index would have totaled 0.1708% of the fund's average net assets. Thus, for fiscal 2006, if the Proposed Index had been the fund's Performance Adjustment Index, the fund's management fees would have been $364,554 higher, or 0.0833% higher as a percentage of the fund's average net assets for the year, compared to the rate FMR was entitled to receive under the Present Contract.

For the 12 months ended September 30, 2006, the negative Performance Adjustment using the Current Index totaled (0.2339%) of the fund's average net assets. For the 12 months ended September 30, 2006, the negative Performance Adjustment using the Proposed Index would have totaled 0.0885% of the fund's average net assets. Thus, for the 12 months ended September 30, 2006, if the Proposed Index had been the fund's Performance Adjustment Index, the fund's management fees would have been $622,519 higher, or 0.1454% higher as a percentage of the fund's average net assets for the year, compared to the rate FMR was entitled to receive under the Present Contract.

Change in Performance Adjustment Index.

Comparison of Proposed and Current Performance Adjustment Indices. If the proposal is approved, the fund will change its Performance Adjustment Index prospectively to the Proposed Index, the Russell 3000 Growth Index. The Russell 3000 Growth Index is a market capitalization-weighted index of the 3,000 largest U.S. domiciled companies that exhibit growth-oriented characteristics. The Proposed Index is designed to measure the performance of growth stocks (those with higher price-to-book ratios and higher forecasted growth values) of large and mid-sized growth companies. The Current Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The S&P 500 is designed as a broad measure of the performance of the overall U.S. stock market, and includes both value and growth stocks, whereas the Russell 3000 Growth Index includes only growth stocks. FMR believes that the Proposed Index will provide a more appropriate comparison than the Current Index because the Proposed Index, which focuses on growth stocks, will conform more closely to the fund's proposed growth-oriented investment strategy.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) of the fund and the Current and Proposed Indices for the past three years ended September 30, 2006. The chart shows that the fund generally underperformed the Current Index, and the fund outperformed the Proposed Index for a portion of the period and underperformed the Proposed Index for a portion of the period.

The following chart compares the calendar year performance of both indices over the past seven calendar years (since the fund's inception), and for the nine months ended September 30, 2006. The chart shows that the two benchmarks have performed differently at times over this period, with the Proposed Index underperforming the Current Index in four of the past seven calendar years.

Implementation of Change in Performance Adjustment Index. If the proposal is approved, the change in the fund's Performance Adjustment Index will be implemented on a prospective basis beginning with the first day of the month following shareholder approval. However, because the Performance Adjustment is based on a rolling 36-month measurement period, comparisons to the Proposed Index will not be fully implemented for 36 months after shareholder approval. During this transition period, the fund's returns will be compared to a 36-month blended index return that reflects the performance of the Current Index for the portion of the performance period prior to adoption and the performance of the Proposed Index for the remainder of the period. For example, the Performance Adjustment for the first full month following shareholder approval would be calculated by comparing the fund's performance over the 36-month performance period to a blended index return calculated using the Current Index's performance for the first 35 months of the performance period and the Proposed Index's performance for the 36th month. Each month for the following 35 months, the blended index return would reflect an additional month of the Proposed Index's performance and one less month of the Current Index's performance. At the conclusion of the transition period, the performance of the Current Index would be eliminated from the Performance Adjustment calculation, and the calculation would include only the performance of the Proposed Index.

Comparison of Management Fees. The following tables compare the fund's management fee for the fiscal year ended June 30, 2006 or the 12-month period ended September 30, 2006, as applicable, under the terms of the Present Contract, to the management fee the fund would have incurred if the proposed change in the Performance Adjustment Index had been in effect. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for fiscal 2006 or the 12-month period ended September 30, 2006, as applicable, have been calculated using the rolling 36-month historical performance of the Proposed Index during the periods. Management fees are expressed in dollars and as a percentage of the fund's average net assets for the fiscal year ended June 30, 2006 or the 12-month period ended September 30, 2006, as applicable.

FOR THE FISCAL YEAR ENDED JUNE 30, 2006

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	2,487,097	0.5679	2,487,097	0.5679	0	0
Performance Adjustment	(1,112,788)	(0.2541)	(748,234)	(0.1708)	364,554	0.0833
Total Management Fee	1,374,309	0.3138	1,738,863	0.3971	364,554	0.20833

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2006

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	2,427,387	0.5670	2,427,387	0.5670	0	0
Performance Adjustment	(1,001,464)	(0.2339)	(378,945)	(0.0885)	622,519	0.1454
Total Management Fee	1,425,923	0.3331	22,674,451	0.4785	622,519	0.1454

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended June 30, 2006 or the 12-month period ended September 30, 2006, as applicable, under the Present Contract and if the proposed change in Performance Adjustment Index had been in effect during the same periods. As with the tables above, the Performance Adjustment amounts incorporated in the management fee expenses listed for the Amended Contract have been calculated using the rolling 36-month historical performance of the Proposed Index during the fiscal year ended June 30, 2006 or the 12-month period ended September 30, 2006, as applicable.

The following tables also describe the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expense provided below for the fund do not reflect the effect of any reduction of certain expenses during the fiscal year ended June 30, 2006 or the 12-month period ended September 30, 2006, as applicable.

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
JUNE 30, 2006

Annual Fund Operating Expenses (as a percentage of average net assets)

	Present Contract	Amended Contract
Management Fee	0.00%	0.00%
12b-1 Fee	None	None
Other Expenses	0.00%	0.00%
Total Fund Operating Expenses	0.00%	0.00%

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
SEPTEMBER 30, 2006

Annual Fund Operating Expenses (as a percentage of average net assets)

	Present Contract	Amended Contract
Management Fee	0.00%	0.00%
12b-1 Fee	None	None
Other Expenses	0.00%	0.00%
Total Fund Operating Expenses	0.00%	0.00%

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fiscal Year Ended June 30, 2006	1 Year	3 Years	5 Years	10 Years
Present Contract	$	$	$	$
Amended Contract	$	$	$	$
12-Month Period Ended September 30, 2006	1 Year	3 Years	5 Years	10 Years
Present Contract	$	$	$	$
Amended Contract	$	$	$	$

The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

PROPOSAL 2. TO AUTHORIZE THE TRUSTEES TO CHANGE THE PERFORMANCE ADJUSTMENT INDEX FOR FIDELITY DISCOVERY FUND IN THE FUTURE WITHOUT A SHAREHOLDER VOTE.

Section 3 of the Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's Performance Adjustment Index without a shareholder vote. This ability is subject to the provisions of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified or interpreted by the SEC (the Acts). In contrast, the Present Contract requires the vote of a majority of the outstanding voting securities of the fund to authorize such changes.

The proposed modification to the Present Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the Performance Adjustment Index, the Amended Contract would give the Board the ability to change the fund's Performance Adjustment Index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively as described above in Proposal 1 under "Change in Performance Adjustment Index - Implementation of Change in Performance Adjustment Index." In short, the proposed modification gives the Board added flexibility to amend the Present Contract with respect to the Performance Adjustment Index, subject to the constraints of the Acts. However, even if permitted under applicable law, the Board would only avail itself of this new flexibility if it were in the best interest of the fund and its shareholders to do so.

Board Approval of Investment Advisory Contracts and Management Fees.

Fidelity Discovery Fund

On September 21, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will prospectively change the index used to calculate the fund's performance adjustment from the S&P 500 Index (the Current Index) to the Russell 3000 Growth Index (the Proposed Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether the Proposed Index is an appropriate index against which to measure the fund's investment performance, the Board considered that the fund seeks capital appreciation by investing primarily in common stocks. The Board also considered that the Current Index is designed as a broad measure of the performance of the overall U.S. stock market and includes both growth and value stocks, whereas the Proposed Index emphasizes growth stocks.

The Board considered the rolling 36-month returns of the fund compared to the rolling 36-month returns of the Current Index and the Proposed Index over the three years ended August 31, 2006. The Board noted that over the rolling 36-month period ended August 31, 2006, the fund generally underperformed the Current Index, and that the fund outperformed the Proposed Index for a portion of the period and underperformed the Proposed Index for a portion of the period.

The Board considered the performance of the Current Index compared to the performance of the Proposed Index over the past seven calendar years (since the fund's inception) and for the eight months ended August 31, 2006. The Board noted that the two indices have performed differently at times over the period, with the Proposed Index underperforming the Current Index in four of the past seven calendar years. The Board also noted that the fund outperformed the Current Index in four of the past seven calendar years and the Proposed Index in five of the past seven calendar years. The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2006 meeting, the Board had reviewed the fund's returns and the returns of the Current Index over the one-, three-, and five-year periods ended December 31, 2005, and had stated that the relative investment performance of the fund was lower than the Current Index for the one- and three-year periods, although the fund's five-year cumulative return was higher than the Current Index. At its July meeting, the Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, because the change in the index used to calculate the fund's performance adjustment will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Proposed Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (with the Current Index) for the 12-month period ended August 31, 2006, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the Proposed Index) had been in effect during that period.

The Board noted that, under the current management contract, the fund's basic fee was reduced by a negative performance adjustment of 24.2 basis points and that, if the Amended Contract had been in effect during the 12-month period ended August 31, 2006, the fund's basic fee would have been reduced by a negative performance adjustment of 12.0 basis points. As a result, the fund's hypothetical management fee would have been 12.3 basis points ($526,950) higher if the Amended Contract had been in effect during that period. The Board noted that the fund underperformed the Current Index and the Proposed Index over that period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Proposed Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Proposed Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR Proposals 1 and 2. If Proposals 1 and 2 are both approved by shareholders, the fund will adopt the form of Amended Contract attached as Exhibit 1. If one but not both of Proposals 1 and 2 is approved, the fund will adopt a form of Amended Contract that reflects only that approved Proposal (and the non-material changes shown in Exhibit 1). If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval. If neither Proposal 1 nor Proposal 2 is approved, the Current Management Contract will remain unchanged and in effect.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Fidelity Discovery Fund and advised by FMR is contained in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page __.

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; Robert L. Reynolds, President; Stephen P. Jonas, Executive Director, and Peter S. Lynch, Vice Chairman. Mr. Johnson 3d, Mr. Reynolds, and Mr. Jonas are also Trustees of the trust. Mr. Lynch is a member of the Advisory Board of the trust. Robert G. Byrnes, John H. Costello, Stuart E. Fross, R. Stephen Ganis, Joseph B. Hollis, Peter L. Lydecker, Bryan A. Mehrmann, Kimberley H. Monasterio, Mark Osterheld, Kenneth A. Rathgeber, Christine Reynolds, Kenneth B. Robins, Eric D. Roiter, Gary W. Ryan, Salvatore Schiavone, Philip L. Bullen, Dwight D. Churchill, and Adam P. Hetnarski are currently officers of the trust and officers or employees of FMR or FMR Corp. [With the exception of _____,][A/a]ll of these persons hold or have options to acquire stock or other securities of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

[During the period July 1,2005 through September 31, 2006, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.]

ACTIVITIES AND MANAGEMENT OF FMRC

FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments.

Funds with investment objectives similar to Fidelity Discovery Fund for which FMR has entered into a sub-advisory agreement with FMRC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page __.

The Directors of FMRC are Edward C. Johnson 3d, Chairman of the Board, Robert L. Reynolds, President, Peter S. Lynch, Vice Chairman, and Stephen P. Jonas, Executive Director. Mr. Johnson 3d is also a Trustee of the trust and of other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and a Director of FMR, FRAC and Fidelity Investments Money Management, Inc. (FIMM). Mr. Reynolds is a Trustee of the trust and of other funds advised by FMR and President and a Director of FMR and FIMM. Mr. Lynch is also Vice Chairman and a Director of FMR and a member of the Advisory Board of the trust and of other funds advised by FMR. Mr. Jonas is a Trustee of the trust and of other funds advised by FMR; Executive Director of FMR; a Director of FIMM; and Senior Vice President of funds advised by FMR. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FMR U.K., FIJ, FIIA, AND FIIA(U.K.)L

FMR U.K. is a wholly-owned subsidiary of FMR formed in 1986. FIJ, organized in Japan in 1986, is a wholly-owned subsidiary of Fidelity International Limited (FIL), a Bermuda company formed in 1968. FIIA, established in 1983, is another wholly-owned subsidiary of FIL. FIIA(U.K.)L, established in 1984, is a wholly-owned subsidiary of Fidelity Investments Management Limited, an indirect wholly owned subsidiary of FIL. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.

FMR U.K., FIJ, FIIA, and FIIA(U.K.)L provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment adviser. They may also provide investment advisory services. FMR U.K. focuses primarily on companies based in the U.K. and Europe. FIJ focuses primarily on companies based in Japan and the Far East. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA(U.K.)L focuses primarily on companies based in the U.K. and Europe. Funds with investment objectives similar to Fidelity Discovery Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K., FIJ, FIIA, and/or FIIA(U.K.)L and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page __.

The Directors of FMR U.K. are Simon Fraser, Chairman of the Board and Chief Executive Officer, and Eric Wetlaufer, President. Mr. Wetlaufer is also President and Director of FRAC and Senior Vice President of FMR and FMRC. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

The Directors of FIJ are Thomas Balk, Representative Executive Officer, John Ford, Executive Officer, Simon M. Haslam, David Holland, Jonathan O'Brien, and Chris Coobe. Mr. Haslam is also Director of FIIA. The principal business address of each of the Directors is Shiroyama JT Mori Building, 19th Floor, 4-3-1 Toranomon Minato-ku, Tokyo, Japan, 105-6019.

The Directors of FIIA are Michael Gordon, President, Brett Goodin, Simon M. Haslam, Kathryn Matthews, Frank Mutch, Allan Pelvang, Vice President, David J. Saul, Robert Stewart, and Andrew Wells. Mr. Gordon is also President, Chief Executive Officer, and a Director of FIIA(U.K.)L. Mr. Haslam is also a Director of FIJ. Mr. Pelvang is also Vice President of FIIA. The principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

The Directors of FIIA(U.K.)L are Michael Gordon, President and Chief Executive Officer, Andrew Steward, Ann Stock, and Richard Wane. Mr. Gordon is also President and a Director of FIIA. Ms. Stock is also Chief Compliance Officer of FIIA. The principal business address of each of the Directors is 25 Cannon Street, London, England EC4M5TA.

ACTIVITIES AND MANAGEMENT OF FRAC

FRAC (formerly known as Fidelity Management & Research (Far East) Inc.) is a wholly-owned subsidiary of FMR formed in 1986 to provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment adviser. FRAC also provides investment research and advice on domestic issuers.

Funds with investment objectives similar to Fidelity Discovery Fund for which FMR has entered into a sub-advisory agreement with FRAC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page __.

The Directors of FRAC are Edward C. Johnson 3d, Chairman of the Board, and Eric Wetlaufer, President. Mr. Johnson 3d is also a Trustee of the trust and other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR Corp.; a Director and Chairman of the Board of FMR, FIMM and FMRC. Mr. Wetlaufer is also President and a Director of FMR U.K, and Senior Vice President of FMR and FMRC. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

PRESENT MANAGEMENT CONTRACT

The fund's management contract was approved by shareholders on June 13, 2001. Such approval included modification of several aspects of the fund's management fee that FMR receives from the fund for managing the fund's investments and business affairs, and adoption of the flexibility to further modify the management contract without a shareholder vote subject to the requirements of the 1940 Act.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in Proposals 1 and 2.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, and the costs associated with securities lending, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's performance to that of the S&P 500 Index.

The group fee rate is based on the months average net assets of al of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.5200%	$ 1 billion	.5200%
3 - 6.4900		50.3823
6 - 9.4600		100.3512
9 - 12.4300		150.3371
12 - 15.4000		200.3284
15 - 18.3850		250.3219
18 - 21.3700		300.3163
21 - 24.3600		350.3113
24 - 30.3500		400.3067
30 - 36.3450		450.3024
36 - 42.3400		500.2982
42 - 48.3350		550.2942
48 - 66.3250		600.2904
66 - 84.3200		650.2870
84 - 102.3150		700.2838
102 - 138.3100		750.2809
138 - 174.3050		800.2782
174 - 210.3000		850.2756
210 - 246.2950		900.2732
246 - 282.2900		950.2710
282 - 318.2850		1,000.2689
318 - 354.2800		1,050.2669
354 - 390.2750		1,100.2649
390 - 426.2700		1,150.2631
426 - 462.2650		1,200.2614
462 - 498.2600		1,250.2597
498 - 534.2550		1,300.2581
534 - 587.2500		1,350.2566
587 - 646.2463		1,400.2551
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over - 1,260.2167

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,064 billion of group net assets - the approximate level for June 30, 2006 - was 0.2663%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,064 billion.

The fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for June 30, 2006, the fund's annual basic fee rate would be calculated as follows:

Group Fee Rate		Individual Fund Fee Rate		Basic Fee Rate
0.2663%	+	0.3000%	=	0.5663%

One-twelfth of the basic fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Computing the Performance Adjustment. The basic fee for the fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of the S&P 500. The performance period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month.

Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of ±10.00), is multiplied by a performance adjustment rate of 0.02%. The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period.

One twelfth (1/12) of this rate is then applied to the fund's average net assets over the performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

A fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in that fund's shares at the NAV as of the record date for payment.

The record of the S&P 500 is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the S&P 500. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

During the fiscal year ended June 30, 2006, the fund paid FMR management fees of $1,374,309. This fee was equivalent to 0.3138% of the average net assets of the fund. The downward performance adjustment amounted to ($-1,112,788).

FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase the fund's returns, and repayment of the reimbursement by the fund will lower its returns.

Distribution Agreement. The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

FDC received no payments from the fund pursuant to the Distribution and Service Plan under Rule 12b-1. The Plan does not authorize payments by the fund other than those that are to be made to FMR under its management contract.

In addition to the management fee payable to FMR, the fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent.

Transfer and Service Agent Agreement. The fund has entered into a transfer agent agreement with FSC, an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreement, FSC (or an agent, including an affiliate) performs transfer agency, dividend disbursing, and shareholder services for the fund.

The fund has also entered into a service agent agreement with FSC (or an agent, including an affiliate). The fund has also entered into a securities lending administration agreement with FSC.

Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by the fund for fiscal year ended June 30, 2006 amounted to $164,540.

For administering the fund's securities lending program, FSC is paid based on the number and duration of individual securities loans. Payments made by the fund to FSC for securities lending for the fiscal year ended June 30, 2006 amounted to $1,093.

SUB-ADVISORY AGREEMENTS
FOR FIDELITY DISCOVERY FUND

FMRC. On behalf of the fund, FMR has entered into a sub-advisory agreement dated January 1, 2001, with FMRC. Pursuant to the sub-advisory agreement, FMRC has day-to-day responsibility for choosing investments for the fund.

Under the terms of the sub-advisory agreement for the fund, FMR pays FMRC fees equal to 50% of the management fee (including any performance adjustment) payable to FMR under its management contract with the fund. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

For the fiscal year ended June 30, 2006, the fees paid to FMRC by FMR on behalf of the fund were $756,545.

On July 7, 1999, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, a sub-advisory agreement between FMR and FMRC effective January 1, 2001.

FIIA, FIIA(U.K.)L, and FIJ. On behalf of the fund, FMR has entered into a master international research agreement dated July 1, 2003 with FIIA. On behalf of the fund, FIIA, in turn, has entered into sub-research agreements dated July 1, 2003 with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States.

The fund's master international research agreement with FIIA and sub-research agreements with FIIA(U.K.)L and FIJ were approved by the Board of Trustees pursuant to authority granted under the 1940 Act on July 17, 2003.

Under the terms of the master international research agreement, FMR pays FIIA an amount based on the fund's international net assets relative to the international assets of other registered investment companies with which FMR has management contracts. Under the terms of the sub-research agreements, FIIA pays FIIA(U.K.)L and FIJ an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

For providing investment advice and research services pursuant to the research agreements, no fees were paid to FIIA(U.K.)L and FIJ on behalf of the fund for the fiscal year ended June 30, 2006. For providing investment advice and research services pursuant to the research agreements, fees paid to FIIA on behalf of the fund for the fiscal year ended June 30, 2006 were $800.

FMR U.K., FRAC, and FIJ On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K., and FRAC. On behalf of the fund, FRAC has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services).

Under the terms of the sub-advisory agreements, for providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

  FMR pays FMR U.K. fees equal to 110%, of FMR U.K.'s costs incurred in connection with providing investment advice and research services.
  FMR pays FRAC fees equal to 105% of FRAC's costs incurred in connection with providing investment advice and research services.
  FRAC pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FRAC.

Under the terms of the sub-advisory agreements, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FMR pays FRAC a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FRAC pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advisory and order execution services for a fund to FRAC.

The fund's sub-advisory agreement with FMR U.K., dated March 19, 1998, was approved by FMR as sole shareholder of the fund on March 26, 1998.

On July 19, 2001, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of Fidelity Discovery Fund, amending and restating the fund's research agreement between FRAC and FIJ as a sub-advisory agreement between FRAC and FIJ effective August 1, 2001. The fund's research agreement between FRAC and FIJ dated January 1, 2000, was approved by the Board of Trustees on December 16, 1999. On July 19, 2001, the Board authorized amending and restating the fund's research agreements between FRAC and FIJ as a sub-advisory agreement between FRAC and FIJ under which FIJ may also preform investment advisory services for the fund in addition to providing investment research and advice.

On January 19, 2006 pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, a new research agreement with FRAC. The addition of this contract does not affect the fees paid by the fund.

For non-discretionary investment advice and research services, no fees were paid to FMR U.K., FRAC, and FIJ on behalf of the fund for the fiscal year ended June 30, 2006.

For discretionary investment management and execution of portfolio transactions, no fees were paid to FMR U.K. on behalf of the fund for the fiscal year ended June 30, 2006.

For discretionary investment management and execution of portfolio transactions, fees paid to FRAC and FIJ on behalf of the fund for the fiscal year ended June 30, 2006 were $1,357 and $10,071, respectively.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to a sub-adviser, that sub-adviser is authorized to purchase and sell portfolio securities pursuant to the sub-advisory agreement.

FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR does not allocate trades to NFS in exchange for brokerage and research products and services of the type sometimes known as "soft dollars." FMR trades with its affiliated brokers on an execution-only basis. Prior to February 6, 2004, certain trades executed through NFS were transacted with Archipelago ECN (Archipelago), an ECN in which a wholly-owned subsidiary of FMR Corp. had an equity ownership interest.

During the fiscal year ended June 30, 2006, the fund paid brokerage commissions of $1,824,160 to NFS. During the fiscal year ended June 30, 2006, this amounted to approximately 1.11% of the aggregate brokerage commissions paid by the fund to NFS.

The total amount of brokerage commissions paid by the fund to NFS during the fiscal year ended June 30, 2006 includes commissions paid on trades transacted with Archipelago, which were previously reported separately as commissions paid to Archipelago. As restated, the brokerage commission figures more accurately reflect that Archipelago was not directly compensated by the fund. All fund trades transacted with Archipelago were executed through NFS, and therefore, NFS received any commissions paid by the fund on these trades.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT
BETWEEN
FIDELITY HASTINGS STREET TRUST:
FIDELITY ~~CONTRAFUND II~~ DISCOVERY FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED and RESTATED as of this 1st day of ~~July, 2001,~~ _____,2007, by and between Fidelity Hastings Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity ~~Contrafund II~~ Discovery Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated ~~March 19, 1998~~ July 1, 2001, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on ~~July~~ _____ 1, ~~2001.~~2007.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than ~~the Standard & Poor's 500 Index~~ "an appropriate index" (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's ~~fund's~~ Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167

(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.30%.

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: The performance period equals 36 months, the current month plus the previous 35 months. An adjustment to the monthly basic fee will be made by applying the Performance Adjustment Rate to the average net assets of the Portfolio over the performance period. One-twelfth of the resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Index. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest ~~.01%~~ 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

~~The performance period will commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.~~

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is added to or deducted from the basic fee.

(e) The Index shall be the Russell 3000 Growth Index. For the 35 month period commencing on 1, 2007 (such period hereafter referred to as the Transition Period), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the calculation shall include only the investment record of the Index.

Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index"). On the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser), the Performance Adjustment Rate shall be calculated by blending the index investment record of the Successor Index and the then current Index, as provided above in this sub-paragraph.

~~(e)~~ (f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect. ~~provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.~~

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) ~~a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of~~ its proportionate share of insurance premiums ~~for fidelity and other coverage~~; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, ~~2001~~ 2007 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the ~~Securities and Exchange Commission (the "~~Commission~~")~~ or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 2

Funds Advised by FMR - Table of Average Net Assets and Advisory Fees

The following table shows the average net assets and advisory fees for each growth fund as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout the fiscal period.

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR
Advisor Diversified International: (c)(f)(g)
Class A	10/31/05	2,039.2	0.72
Class T	10/31/05	1,970.1	0.72
Class B	10/31/05	281.7	0.72
Class C	10/31/05	572.5	0.72
Institutional Class	10/31/05	1,781.1	0.72
Advisor Emerging Asia: (b)(e)(f)(g)
Class A	10/31/05	25.8	0.72
Class T	10/31/05	11.2	0.72
Class B	10/31/05	9.5	0.72
Class C	10/31/05	9.4	0.72
Institutional Class	10/31/05	1.4	0.72
Advisor Emerging Markets: (c)(f)(g)(h)
Class A	10/31/05	4.1	0.82
Class T	10/31/05	3.3	0.82
Class B	10/31/05	2.7	0.82
Class C	10/31/05	3.1	0.82
Institutional Class	10/31/05	1.0	0.82
Advisor Europe Capital Appreciation: (b)(c)(f)(g)
Class A	10/31/05	3.7	0.72
Class T	10/31/05	8.9	0.72
Class B	10/31/05	6.7	0.72
Class C	10/31/05	4.2	0.72
Institutional Class	10/31/05	0.5	0.72
Advisor Global Capital Appreciation: (b)(c)(f)(g)
Class A	10/31/05	9.6	0.72
Class T	10/31/05	26.7	0.72
Class B	10/31/05	6.3	0.72
Class C	10/31/05	4.9	0.72
Institutional Class	10/31/05	1.5	0.72
Advisor International Capital Appreciation: (c)(f)(g)
Class A	10/31/05	$ 113.9	0.72%
Class T	10/31/05	225.7	0.72
Class B	10/31/05	60.9	0.72
Class C	10/31/05	72.6	0.72
Institutional Class	10/31/05	216.6	0.72
Advisor International Discovery:
Class A	10/31/05	0.9	0.74
Class T	10/31/05	0.8	0.74
Class B	10/31/05	0.4	0.74
Class C	10/31/05	1.2	0.74
Institutional Class	10/31/05	7.5	0.74
Retail Class	10/31/05	3,091.7	0.74
Advisor International Small Cap:
Class A	10/31/05	27.1	0.95
Class T	10/31/05	32.8	0.95
Class B	10/31/05	11.0	0.95
Class C	10/31/05	19.4	0.95
Institutional Class	10/31/05	5.7	0.95
Retail Class (c)(f)(g)	10/31/05	1,854.0	0.95
Advisor Investor Small Cap Opportunities:
Class A	10/31/05	2.3	0.86
Class T	10/31/05	1.6	0.86
Class B	10/31/05	1.2	0.86
Class C	10/31/05	2.2	0.86
Institutional Class	10/31/05	2.0	0.86
Retail Class	10/31/05	94.8	0.86
Advisor Japan: (b)(e)(f)(g)
Class A	10/31/05	18.4	0.72
Class T	10/31/05	13.1	0.72
Class B	10/31/05	17.7	0.72
Class C	10/31/05	23.8	0.72
Institutional Class	10/31/05	5.2	0.72
Advisor Korea: (b)(e)(f)(g)
Class A	10/31/05	13.4	0.82
Class T	10/31/05	2.3	0.82
Class B	10/31/05	3.3	0.82
Class C	10/31/05	1.8	0.82
Institutional Class	10/31/05	0.5	0.82
Advisor Latin America: (b)(c)(f)(g)
Class A	10/31/05	5.7	0.72
Class T	10/31/05	5.5	0.72
Class B	10/31/05	5.9	0.72
Class C	10/31/05	4.6	0.72
Institutional Class	10/31/05	4.9	0.72
Advisor Overseas: (c)(f)(g)
Class A	10/31/05	121.3	0.51
Class T	10/31/05	796.6	0.51
Class B	10/31/05	53.3	0.51
Class C	10/31/05	39.3	0.51
Institutional Class	10/31/05	250.4	0.51
Advisor Tax Managed Stock: (b)(c)(d)
Class A	10/31/05	$ 2.2	0.57%
Class T	10/31/05	4.4	0.57
Class B	10/31/05	3.0	0.57
Class C	10/31/05	3.6	0.57
Institutional Class		0.3	0.57
Advisor Value: (c)(d)(h)
Class A	10/31/05	8.0	0.57
Class T	10/31/05	14.7	0.57
Class B	10/31/05	8.6	0.57
Class C	10/31/05	5.0	0.57
Institutional Class	10/31/05	1.3	0.57
Advisor Value Leaders: (b)(c)(d)(h)
Class A	10/31/05	5.7	0.57
Class T	10/31/05	19.0	0.57
Class B	10/31/05	3.8	0.57
Class C	10/31/05	3.1	0.57
Institutional Class	10/31/05	1.6	0.57
Aggressive International (c)(f)(g)	10/31/05	700.8	0.59
Canada (c)(f)	10/31/05	1,025.7	0.73
Capital Appreciation (c)(d)	10/31/05	6,543.2	0.69
China Region (e)(f)(g)	10/31/05	359.6	0.72
Disciplined Equity (c)(d)	10/31/05	5,325.2	0.63
Diversified International (c)(f)(g)	10/31/05	25,738.0	0.82
Emerging Markets (c)(f)(g)	10/31/05	986.4	0.72
Europe (e)(f)	10/31/05	2,401.1	0.80
Europe Capital Appreciation (c)(f)	10/31/05	474.8	0.60
Focused Stock (c)(d)	10/31/05	71.4	0.54(a)
Global Balanced (c)(f)(g)	10/31/05	176.6	0.72
Japan (e)(f)(g)	10/31/05	755.5	0.69
Japan Smaller Companies (e)(f)(g)	10/31/05	1,271.1	0.72
Latin America (c)(f)	10/31/05	760.1	0.72
Nordic (e)(f)	10/31/05	165.5	0.72
Overseas (c)(f)(g)	10/31/05	4,642.7	0.58
Pacific Basin (c)(g)	10/31/05	529.1	0.68
Small Cap Independence (c)(d)	10/31/05	1,215.3	0.47
Southeast Asia (e)(f)(g)	10/31/05	626.2	0.75
Stock Selector (c)(d)	10/31/05	784.1	0.58
Tax Managed Stock (c)(d)	10/31/05	53.5	0.57
Value (c)(d)	10/31/05	11,382.8	0.52
Worldwide (c)(f)(g)		1,159.1	0.73
Advisor Aggressive Growth: (b)(c)(d)
Class A	11/30/05	6.7	0.62
Class T	11/30/05	15.6	0.62
Class B	11/30/05	9.2	0.62
Class C	11/30/05	8.1	0.62
Institutional Class	11/30/05	0.6	0.62
Advisor Dividend Growth: (c)(d)
Class A	11/30/05	470.2	0.57
Class T	11/30/05	2,495.2	0.57
Class B	11/30/05	495.0	0.57
Class C	11/30/05	438.8	0.57
Institutional Class	11/30/05	876.2	0.57
Advisor Dynamic Capital Appreciation: (c)(d)
Class A	11/30/05	$ 33.8	0.57%
Class T	11/30/05	122.9	0.57
Class B	11/30/05	57.1	0.57
Class C	11/30/05	35.4	0.57
Institutional Class	11/30/05	1.6	0.57
Advisor Equity Growth: (c)(d)
Class A	11/30/05	1,209.9	0.57
Class T	11/30/05	4,327.5	0.57
Class B	11/30/05	870.3	0.57
Class C	11/30/05	405.0	0.57
Institutional Class	11/30/05	1,790.3	0.57
Advisor Equity Value: (b)(c)(d)
Class A	11/30/05	17.3	0.57
Class T	11/30/05	47.6	0.57
Class B	11/30/05	21.9	0.57
Class C	11/30/05	16.4	0.57
Institutional Class	11/30/05	5.9	0.57
Advisor Fifty: (b)(c)(d)
Class A	11/30/05	18.7	0.57
Class T	11/30/05	24.3	0.57
Class B	11/30/05	19.0	0.57
Class C	11/30/05	11.4	0.57
Institutional Class	11/30/05	1.2	0.57
Advisor Growth Opportunities: (c)(d)
Class A	11/30/05	307.2	0.46
Class T	11/30/05	3,329.7	0.46
Class B	11/30/05	345.7	0.46
Class C	11/30/05	100.1	0.46
Institutional Class	11/30/05	210.8	0.46
Advisor Large Cap: (c)(d)
Class A	11/30/05	62.5	0.57
Class T	11/30/05	272.5	0.57
Class B	11/30/05	78.2	0.57
Class C	11/30/05	38.7	0.57
Institutional Class	11/30/05	345.5	0.57
Advisor Leveraged Company Stock: (b)(c)(d)
Class A	11/30/05	172.2	0.62
Class T	11/30/05	108.9	0.62
Class B	11/30/05	62.6	0.62
Class C	11/30/05	102.7	0.62
Institutional Class	11/30/05	40.2	0.62
Advisor Mid Cap: (c)(d)
Class A	11/30/05	1,495.7	0.57
Class T	11/30/05	4,296.3	0.57
Class B	11/30/05	904.3	0.57
Class C	11/30/05	602.8	0.57
Institutional Class	11/30/05	652.0	0.57
Advisor Small Cap: (c)(d)
Class A	11/30/05	$ 503.3	0.72%
Class T	11/30/05	1,361.0	0.72
Class B	11/30/05	332.7	0.72
Class C	11/30/05	302.6	0.72
Institutional Class	11/30/05	315.4	0.72
Advisor Strategic Growth: (b)(c)(d)
Class A	11/30/05	4.9	0.57
Class T	11/30/05	9.7	0.57
Class B	11/30/05	5.3	0.57
Class C	11/30/05	2.6	0.57
Institutional Class	11/30/05	0.2	0.57
Advisor Value Strategies: (c)(d)
Class A	11/30/05	305.8	0.57
Class T	11/30/05	1,020.9	0.57
Class B	11/30/05	271.1	0.57
Initial Class	11/30/05	185.1	0.57
Class C	11/30/05	121.3	0.57
Institutional Class	11/30/05	121.4	0.57
Aggressive Growth (c)(d)	11/30/05	4,503.0	0.42
Growth Company (c)(d)	11/30/05	24,541.3	0.72
Independence (c)(d)	11/30/05	4,489.6	0.55
New Millennium (c)(d)	11/30/05	3,318.7	0.63
Advisor Mid Cap II: (c)(d)
Class A	12/31/05	102.1	0.57
Class T	12/31/05	180.7	0.57
Class B	12/31/05	35.4	0.57
Class C	12/31/05	58.0	0.57
Institutional Class	12/31/05	69.6	0.57
Advisor New Insights: (c)(d)(h)
Class A	12/31/05	495.9	0.57
Class T	12/31/05	749.9	0.57
Class B	12/31/05	201.1	0.57
Class C	12/31/05	528.7	0.57
Institutional Class	12/31/05	234.9	0.57
Congress Street (e)	12/31/05	67.4	0.42(a)
Contrafund (c)(d)	12/31/05	50,776.4	0.71
Exchange (e)	12/31/05	233.7	0.42(a)
Trend (c)(d)	12/31/05	858.2	0.60
VIP I Disciplined Small Cap:
Initial Class	12/31/05	1.3	0.72
Service Class	12/31/05	1.3	0.72
Service Class 2	12/31/05	1.3	0.72
Investor Class	12/31/05	1.3	0.72
VIP I Growth: (e)
Initial Class	12/31/05	6,999.6	0.57
Service Class	12/31/05	1,151.4	0.57
Service Class 2	12/31/05	808.9	0.57
Service Class 2R	12/31/05	3.6	0.57
Investor Class	12/31/05	8.9	0.57
VIP I Overseas: (c)(f)(g)
Initial Class	12/31/05	$ 1,424.1	0.72%
Initial Class R	12/31/05	149.8	0.72
Service Class	12/31/05	304.9	0.72
Service Class R	12/31/05	94.0	0.72
Service Class 2	12/31/05	35.8	0.72
Service Class 2R	12/31/05	393.2	0.72
Investor Class R	12/31/05	8.5	0.72
VIP I Value: (b)(c)(d)
Initial Class	12/31/05	6.9	0.57
Service Class	12/31/05	1.2	0.57
Service Class 2	12/31/05	4.5	0.57
Investor Class	12/31/05	3.7	0.57
VIP II Contrafund: (c)(d)
Initial Class	12/31/05	9,848.9	0.57
Service Class	12/31/05	2,213.8	0.57
Service Class 2	12/31/05	2,244.2	0.57
Service Class 2R	12/31/05	11.7	0.57
Investor Class	12/31/05	27.5	0.57
VIP II Index 500:
Initial Class	12/31/05	2,659.5	0.12
Service Class	12/31/05	24.5	0.12
Service Class 2	12/31/05	130.2	0.12
VIP III Aggressive Growth: (b)(c)(d)
Initial Class	12/31/05	3.1	0.62
Service Class	12/31/05	1.1	0.62
Service Class 2	12/31/05	9.5	0.62
Investor Class	12/31/05	0.4	0.62
VIP III Dynamic Capital Appreciation: (b)(c)(d)
Initial Class	12/31/05	26.0	0.57
Service Class	12/31/05	0.7	0.57
Service Class 2	12/31/05	13.2	0.57
Investor Class	12/31/05	2.1	0.57
VIP III Growth Opportunities: (c)(d)
Initial Class	12/31/05	421.4	0.57
Service Class	12/31/05	196.2	0.57
Service Class 2	12/31/05	57.0	0.57
Investor Class	12/31/05	1.7	0.57
VIP III Mid Cap: (c)(d)
Initial Class	12/31/05	1,099.3	0.57
Service Class	12/31/05	879.1	0.57
Service Class 2	12/31/05	2,755.4	0.57
Investor Class	12/31/05	16.1	0.57
VIP III Value Strategies: (b)(c)(d)
Initial Class	12/31/05	183.2	0.57
Service Class	12/31/05	78.0	0.57
Service Class 2	12/31/05	191.3	0.57
Investor Class	12/31/05	2.7	0.57
VIP IV Consumer Industries: (c)(d)
Initial Class	12/31/05	10.8	0.57
Investor Class	12/31/05	0.2	0.57
VIP IV Cyclical Industries: (c)(d)
Initial Class	12/31/05	$ 58.2	0.57%
Investor Class	12/31/05	0.8	0.57
VIP IV Financial Services: (c)(d)
Initial Class	12/31/05	33.3	0.57
Investor Class	12/31/05	0.7	0.57
VIP IV Growth Stock: (b)
Initial Class	12/31/05	10.6	0.57
Service Class	12/31/05	1.9	0.57
Service Class 2	12/31/05	2.6	0.57
Investor Class	12/31/05	0.8	0.57
VIP IV Health Care: (c)(d)
Initial Class	12/31/05	91.4	0.57
Investor Class	12/31/05	2.2	0.57
VIP IV International Capital Appreciation:
Initial Class	12/31/05	3.1	0.72
Initial Class R	12/31/05	0.3	0.72
Service Class	12/31/05	0.3	0.72
Service Class R	12/31/05	0.3	0.72
Service Class 2R	12/31/05	0.4	0.72
Service Class 2	12/31/05	0.4	0.72
Investor Class R	12/31/05	3.0	0.72
VIP IV Natural Resources: (c)(d)
Initial Class	12/31/05	244.1	0.57
Service Class 2	12/31/05	8.4	0.57
Investor Class	12/31/05	4.9	0.57
VIP IV Real Estate: (b)
Initial Class	12/31/05	150.5	0.57
Service Class	12/31/05	2.9	0.57
Service Class 2	12/31/05	2.9	0.57
Investor Class	12/31/05	2.2	0.57
VIP IV Technology: (c)(d)
Initial Class	12/31/05	80.5	0.57
Investor Class	12/31/05	1.9	0.57
VIP IV Telecommunications & Utilities Growth: (c)(d)
Initial Class	12/31/05	37.8	0.57
Investor Class	12/31/05	0.4	0.57
VIP IV Value Leaders: (b)(c)(d)
Initial Class	12/31/05	14.9	0.57
Service Class	12/31/05	2.0	0.57
Service Class 2	12/31/05	2.7	0.57
Investor Class	12/31/05	1.3	0.57
Large Cap Growth (c)(d)	1/31/06	93.4	0.52(a)
Large Cap Value (c)(d)	1/31/06	334.6	0.57
Mid Cap Growth (c)(d)	1/31/06	144.5	0.52(a)
Mid Cap Value (c)(d)	1/31/06	225.2	0.50
Utilities	1/31/06	1,015.7	0.60
Select Portfolios: (c)(d)
Air Transportation	2/28/06	47.5	0.57
Automotive	2/28/06	18.0	0.23(a)
Banking	2/28/06	408.6	0.57
Biotechnology	2/28/06	1,632.0	0.57
Brokerage and Investment Management	2/28/06	649.5	0.58
Select Portfolios: - continued
Business Services and Outsourcing	2/28/06	$ 35.5	0.57%
Chemicals	2/28/06	179.1	0.57
Computers	2/28/06	580.9	0.57
Construction and Housing	2/28/06	268.8	0.57
Consumer Industries	2/28/06	42.8	0.57
Cyclical Industries	2/28/06	64.1	0.57
Defense and Aerospace	2/28/06	766.2	0.57
Developing Communications	2/28/06	463.7	0.57
Electronics	2/28/06	2,691.6	0.57
Energy	2/28/06	1,952.2	0.57
Energy Service	2/28/06	1,234.4	0.57
Environmental	2/28/06	21.4	0.42(a)
Financial Services	2/28/06	464.0	0.57
Food and Agriculture	2/28/06	129.7	0.57
Gold	2/28/06	816.0	0.58
Health Care	2/28/06	2,199.7	0.57
Home Finance	2/28/06	333.0	0.57
Industrial Equipment	2/28/06	46.8	0.57
Industrial Materials	2/28/06	134.9	0.57
Insurance	2/28/06	188.7	0.57
Leisure	2/28/06	201.7	0.57
Medical Delivery	2/28/06	1,282.6	0.57
Medical Equipment and Systems	2/28/06	1,130.3	0.57
Multimedia	2/28/06	91.6	0.57
Natural Gas	2/28/06	1,412.4	0.57
Natural Resources	2/28/06	537.0	0.58
Networking and Infrastructure	2/28/06	101.5	0.57
Paper and Forest Products	2/28/06	28.5	0.52(a)
Pharmaceuticals	2/28/06	113.3	0.57
Retailing	2/28/06	84.2	0.57
Software and Computer Services	2/28/06	628.8	0.57
Technology	2/28/06	1,878.7	0.57
Telecommunications	2/28/06	347.0	0.57
Transportation	2/28/06	77.1	0.57
Utilities Growth	2/28/06	322.7	0.57
Wireless	2/28/06	418.4	0.57
Magellan® (c)(d)	3/31/06	52,988.5	0.39
Large Cap Stock (c)(d)	4/30/06	665.9	0.40
Mid-Cap Stock (c)(d)	4/30/06	9,799.8	0.45
Small Cap Retirement (c)(d)	4/30/06	193.0	0.60
Small Cap Stock (c)(d)	4/30/06	4,366.5	0.69(a)
Discovery (c)(d)	6/30/06	438.0	0.31
Fidelity Fifty® (c)(d)	6/30/06	984.5	0.47
Advisor Biotechnology: (b)(c)(d)
Class A	7/31/06	12.2	0.57
Class T	7/31/06	14.4	0.57
Class B	7/31/06	16.8	0.57
Class C	7/31/06	13.8	0.57
Institutional Class	7/31/06	1.2	0.57
Advisor Consumer Industries: (b)(c)(d)
Class A	7/31/06	$ 18.6	0.57%
Class T	7/31/06	15.3	0.57
Class B	7/31/06	16.5	0.57
Class C	7/31/06	7.6	0.57
Institutional Class	7/31/06	1.3	0.57
Advisor Cyclical Industries: (b)(c)(d)
Class A	7/31/06	62.8	0.57
Class T	7/31/06	47.5	0.57
Class B	7/31/06	34.8	0.57
Class C	7/31/06	28.3	0.57
Institutional Class	7/31/06	9.0	0.57
Advisor Developing Communications: (b)(c)(d)
Class A	7/31/06	3.0	0.57
Class T	7/31/06	3.1	0.57
Class B	7/31/06	3.0	0.57
Class C	7/31/06	2.9	0.57
Institutional Class	7/31/06	0.4	0.57
Advisor Electronics: (b)(c)(d)
Class A	7/31/06	10.2	0.57
Class T	7/31/06	11.1	0.57
Class B	7/31/06	8.0	0.57
Class C	7/31/06	9.1	0.57
Institutional Class	7/31/06	0.9	0.57
Advisor Financial Services: (c)(d)
Class A	7/31/06	76.2	0.57
Class T	7/31/06	120.9	0.57
Class B	7/31/06	131.6	0.57
Class C	7/31/06	67.7	0.57
Institutional Class	7/31/06	12.3	0.57
Advisor Health Care: (c)(d)
Class A	7/31/06	169.0	0.57
Class T	7/31/06	236.4	0.57
Class B	7/31/06	230.8	0.57
Class C	7/31/06	127.0	0.57
Institutional Class	7/31/06	20.2	0.57
Advisor Natural Resources: (c)(d)
Class A	7/31/06	147.4	0.57
Class T	7/31/06	330.0	0.57
Class B	7/31/06	122.0	0.57
Class C	7/31/06	99.7	0.57
Institutional Class	7/31/06	15.2	0.57
Advisor Real Estate: (c)(d)
Class A	7/31/06	64.7	0.57
Class T	7/31/06	75.1	0.57
Class B	7/31/06	25.8	0.57
Class C	7/31/06	30.0	0.57
Institutional Class	7/31/06	4.4	0.57
Advisor Small Cap Growth
Class A	7/31/06	$ 11.4	0.81%
Class T	7/31/06	12.1	0.81
Class B	7/31/06	3.8	0.81
Class C	7/31/06	12.6	0.81
Institutional Class	7/31/06	7.8	0.81
Retail Class	7/31/06	334.9	0.81
Advisor Small Cap Value
Class A	7/31/06	24.5	0.81
Class T	7/31/06	28.3	0.81
Class B	7/31/06	7.7	0.81
Class C	7/31/06	20.7	0.81
Institutional Class	7/31/06	7.3	0.81
Retail Class	7/31/06	816.3	0.81
Advisor Technology: (c)(d)
Class A	7/31/06	171.9	0.57
Class T	7/31/06	312.5	0.57
Class B	7/31/06	278.7	0.57
Class C	7/31/06	103.8	0.57
Institutional Class	7/31/06	12.6	0.57
Advisor Telecommunications & Utilities Growth: (c)(d)
Class A	7/31/06	31.8	0.57
Class T	7/31/06	51.9	0.57
Class B	7/31/06	73.3	0.57
Class C	7/31/06	32.2	0.57
Institutional Class	7/31/06	2.0	0.57
Blue Chip Growth (c)(d)	7/31/06	21,596.2	0.37
Blue Chip Value (c)(d)(g)	7/31/06	232.5	0.55
Dividend Growth (c)(d)	7/31/06	16,345.0	0.36
International Real Estate (c)(d)	7/31/06	280.9	0.72
Leveraged Company Stock (c)(d)	7/31/06	3,753.5	0.62
Low-Priced Stock (c)(d)	7/31/06	37,207.7	0.67
OTC Portfolio(c)(d)	7/31/06	8,046.3	0.55
Real Estate Income (c)(d)	7/31/06	588.2	0.57
Real Estate Investment (c)(d)	7/31/06	6,156.0	0.57
Value Discovery (c)(d)	7/31/06	388.3	0.62
Export and Multinational (c)(d)	8/31/06	$ 4,302.8	0.57%
Advisor Diversified Stock Fund: (c)(d)
Class O	9/30/06	3,014.6	0.44
Class A	9/30/06	103.8	0.44
Class T	9/30/06	4.5	0.44
Class B	9/30/06	0.4	0.44
Class C	9/30/06	1.0	0.44
Institutional Class	9/30/06	332.5	0.44
Destiny II: (c)(d)
Class O	9/30/06	4,973.9	0.57
Class A	9/30/06	333.3	0.57
Class T	9/30/06	0.2	0.57
Class B	9/30/06	0.2	0.57
Class C	9/30/06	0.1	0.57
Institutional Class	9/30/06	0.1	0.57

(a) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations.

(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations. For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes.

(c) FMR has entered into a sub-advisory agreement with FMRC on behalf of the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

(d) FMR has entered into a sub-advisory agreement with each of FMR Far East and FMR U.K. on behalf of the fund. FMR Far East has in turn entered into a sub-advisory agreement with FIJ on behalf of the fund. FMR has entered into a master international research agreement with FIIA on behalf of the fund. FIIA has in turn entered into sub-research agreements with FIIA (U.K.)L and FIJ on behalf of the fund.

(e) FMR has entered into a sub-advisory agreement with FMRC on behalf of the fund. FMRC may provide investment advisory services for the fund.

(f) FMR has entered into a sub-advisory agreement with each of FMR Far East, FMR U.K. and FIIA on behalf of the fund. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L on behalf of the fund. FMR Far East has entered into a sub-advisory agreement with FIJ on behalf of the fund. FMR has entered into a master international research agreement with FIIA on behalf of the fund. FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ on behalf of the fund.

(g) FIIA has entered into a sub-advisory agreement with FIJ on behalf of the fund.

(h) Less than a complete fiscal year.

Fidelity is a registered trademark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.755504.103	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	HST-PXS-1106

Form of Proxy Card: Fidelity Discovery Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com/proxy and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and Dennis Dirks, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Hastings Street Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 17, 2007 at 9:45 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

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...........................................................................	...........................................................................	Fidelity Hastings Street Trust-1/2007-LP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

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Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
		FOR	AGAINST	ABSTAIN
1.	To approve a change in the performance adjustment index for the fund.	(_)	(_)	(_)
2.	To authorize the Trustees to change the performance adjustment index for the fund in the future without a shareholder vote.	(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	HST-PXC-1106-LP	(down arrow)